UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
(Rule 14a-101)

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant ☑
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐  Preliminary Proxy Statement
☐  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☐ Definitive Proxy Statement
☑  Definitive Additional Materials
☐  Soliciting Material Pursuant to §240.14a-12

CELANESE CORPORATION
(Name of Registrant as Specified In Its Charter)
(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):

☑	No fee required

☐	Fee paid previously with preliminary materials.

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your **Vote** Counts!

CELANESE CORPORATION

2023 Annual Meeting
Vote by April 19, 2023 11:59 PM EDT. For shares held in a Plan, vote by April 17, 2023 11:59 PM EDT.

Celanese
The chemistry inside innovation™

CELANESE CORPORATION
222 W. LAS COLINAS BLVD., SUITE 900N
IRVING, TX 75039

D99725-P88517-Z84514

You invested in CELANESE CORPORATION and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on April 20, 2023.**

Get informed before you vote

View the Notice of Meeting & 2023 Proxy Statement and 2022 Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 6, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control #

Smartphone users

Point your camera here and vote without entering a control number

Vote Virtually at the Meeting*

April 20, 2023
1:00 p.m. (EDT)

Virtually at:
www.virtualshareholdermeeting.com/CE2023

*Please check the meeting materials for any special requirements for meeting attendance.

V1.1

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items	Board Recommends
1. Election of Directors **Nominees:** 1a. Jean S. Blackwell	For
1b. William M. Brown	For
1c. Edward G. Galante	For
1d. Kathryn M. Hill	For
1e. David F. Hoffmeister	For
1f. Dr. Jay V. Ihlenfeld	For
1g. Deborah J. Kissire	For
1h. Michael Koenig	For
1i. Kim K.W. Rucker	For
1j. Lori J. Ryerkerk	For
2. Ratification of the selection of KPMG LLP as our independent registered public accounting firm for 2023.	For
3. Advisory approval of executive compensation.	For
4. Advisory approval of say on pay vote frequency.	1 Year
5. Approval of the Amended and Restated 2018 Global Incentive Plan.	For

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D99726-P88517-Z84514